UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2009

ARGENTEX MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-49995

(Commission File Number)

71-0867623

(IRS Employer Identification No.)

1112 West Pender Street, Suite 602, Vancouver, BC V6E 2S1

(Address of principal executive offices and Zip Code)

604.568.2496

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On November 12, 2009, we issued 500,000 units to each of two investors upon the conversion of two convertible debentures originally issued by our company on January 14, 2009, each in the face amount of $50,000. Each unit consists of one share of our common stock and one non-transferable share purchase warrant. Each non-transferable share purchase warrant entitles the holder to purchase one additional share of our common stock at a purchase price of $0.15 per share until November 12, 2011. The investors are not U.S. persons, this transaction did not occur in the United States and in issuing these securities we relied on the registration exemption provided by Regulation S, promulgated under the Securities Act of 1933, as amended (the “Act”), and/or Section 3(a)(9) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks

By: Kenneth Hicks, President

Date: November 12, 2009

CW3005793.1